-------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc., covering the quarter ended September 30, 1995.

MARKET FINISHES UP DESPITE CORRECTION IN THIRD QUARTER

The bond market ended the quarter little changed, even though it experienced a significant (30+ basis points) mid-term correction. The market reacted first positively to an easing of monetary conditions by the Federal Reserve, then negatively to signs of unexpectedly strong economic growth. It then rallied through its beginning levels to close at 6.5% on the 30-year Treasury Bond, based on good inflation news and mixed economic data.

FUND PERFORMANCE

The Fund returned 2.58% for the third quarter, and 14.08% over the first 9 months of 1995, after deduction of expenses and reinvestment of dividends, based on net asset value of underlying fund assets. This performance, which was aided by the strong showing of corporate holdings, exceeded the total re-turn for the Lehman Government/Corporate Index of 1.91% by 67 basis points for the quarter. Based on the per-share market value of the shares listed on the New York Stock Exchange, the Fund returned 14.73% during the same period.

PORTFOLIO ACTIVITY

The portfolio remains fully invested. On September 30, 1995, corporate and foreign bonds were approximately 65.6% of portfolio holdings, U.S. government/agency securities 30.1%, and cash and other assets 4.3%. Per-share net asset value was $18.99, up from $18.84 on June 30, 1995. A dividend of $0.33 was declared during the third quarter.

OUTLOOK

Continued economic growth and low inflation auger well for the market in the near term. While there is the potential for some disappointment if economic growth over-accelerates, the current tone of the market is quite positive.

Sincerely,

/s/ R. Bruce Albro

R. Bruce Albro, Chairman
INA Investment Securities, Inc.

--------------------------------------------------------------------------------
 FINANCIAL SUMMARY
 For the Nine Months Ended September 30 (Unaudited)
 (In Thousands)
--------------------------------------------------------------------------------

                                                                 1995   1994
                                                                 ----   ----
  Net investment income                                        $ 4,766 $ 5,010
  Net realized and unrealized gain (loss)                        6,841  (8,093)
  Per share:
   Net investment income                                       $  0.99 $  1.05
   Dividends from net investment income                        $  0.99 $  0.99
  Net asset value at end of period                             $ 18.99 $ 17.90

--------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Nine Months Ended September 30 (Unaudited)

--------------------------------------------------------------------------------
 1995            1994             1993               1992                   1991
 ----            ----             ----               ----                   ----
 $0.99           $1.05            $1.06              $1.12                 $1.17

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                (IN THOUSANDS)
                                                                --------------
ASSETS:
Investments at market value
   (Cost -- $86,792,428)                                           $89,325
Interest receivable                                                  1,940
Receivable for investments sold                                        538
Investment for deferred compensation (Cost -- $49,279)                  52
Other                                                                    5
                                                                   -------
 Total assets                                                       91,860
                                                                   -------
LIABILITIES:
Payable for investments purchased                                      555
Deferred directors' fees payable                                        90
Accrued advisory fees payable                                           43
Other accrued expenses (including $45,716 due to affiliate)            178
                                                                   -------
 Total liabilities                                                     866
                                                                   -------
NET ASSETS                                                         $90,994
                                                                   =======
NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value capital stock
   outstanding (12,000,000 shares authorized)                       $18.99
                                                                    ======

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

 For the Nine Months Ended September 30, 1995
 (Unaudited)
--------------------------------------------------------------------------------

                                                                (IN THOUSANDS)
                                                                --------------
INVESTMENT INCOME:
 Interest                                                             $  5,423
EXPENSES:
 Investment advisory fees                                       $ 348
 Administrative services                                           54
 Transfer agent fees                                               52
 Custodian fees                                                    49
 Shareholder reports                                               46
 Auditing and legal fees                                           39
 Directors' fees                                                   29
 State taxes                                                       28
 Other                                                             12      657
                                                                ----- --------
NET INVESTMENT INCOME                                                    4,766
NET REALIZED GAIN ON INVESTMENTS                                           762
UNREALIZED APPRECIATION OF INVESTMENTS                                   6,079
                                                                      --------
NET INCREASE IN NET ASSETS FROM OPERATIONS                              11,607
DISTRIBUTIONS TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME                                             (4,744)
                                                                      --------
NET INCREASE IN NET ASSETS                                               6,863
NET ASSETS:
 Beginning of period                                                    84,131
                                                                      --------
 End of period (includes undistributed net investment income of
    $625)                                                             $ 90,994
                                                                      ========

INA Investment Securities is a close-end, diversified management investment company that invests primarily in debt securities. The investment adviser is CIGNA Investments, Inc., Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically reinvested in additional shares of INA Investment Securities by participating in the Automatic Dividend Investment Plan. For a brochure describing this Plan or general inquiries about your account, contact State Street Bond and Trust Company, Stock Transfer De-partment, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call toll-free 1-800-426-5523.

[LOGO OF CIGNA APPEARS HERE]                        ------------------
                                                        BULK RATE
INA Investment Securities, Inc.                       U.S. POSTAGE
P.O. Box 13856                                            PAID
Philadelphia, PA  19101                             SO. HACKENSACK, NJ
                                                        PERMIT 750
                                                    ------------------












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                        INA Investment Securities, Inc.



                             Third Quarter Report



                              September 30, 1995